UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2013

BIODEL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 8, 2013, Biodel Inc. (the “Company”) issued a press release reporting preliminary results from a Phase 2 clinical trial of its product candidate BIOD-123, an investigational ultra-rapid-acting mealtime insulin. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release issued by the Company on September 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2013	BIODEL INC.

By: /s/ Paul S. Bavier
Paul S.Bavier, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on September 8, 2013.